SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2001

CYBERIAN OUTPOST, INC.

(a/k/a Outpost.com)
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24659	06-1419111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 North Main Street, P.O. Box 636
Kent, Connecticut 06757

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (860) 927-2050

ITEM 5. OTHER EVENTS.

         On November 8, 2001, the Registrant completed its cash merger with Fry’s Electronics, Inc. following the approval of that transaction at a special meeting of the Registrant’s stockholders.

         The foregoing description of the merger is qualified in its entirety by the press release issued by the Registrant on November 8, 2001, which is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release issued by the Registrant on November 8, 2001.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERIAN OUTPOST, INC. (Registrant)

Date: November 8, 2001	By:	/s/ Christopher J. Walls Christopher J. Walls Vice President and Corporate Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by the Registrant on November 8, 2001.